UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 27, 2009

MedAssets, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33881	51-0391128
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 North Point Center E, Suite 200, Alpharetta, Georgia		30022
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	678-323-2500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 27, 2009, D. Scott Mackesy, a member of the Board of Directors of MedAssets, Inc. (the "Company"), announced his resignation from the Board of Directors effective immediately. Mr. Mackesy’s decision to resign did not involve any disagreement with the Company, our management or the Board of Directors. Mr. Mackesy had served as one of our directors since the acquisition of Accuro Healthcare Solutions, Inc. in June 2008. The Company and the Board of Directors thank him for his dedicated service.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedAssets, Inc.

May 29, 2009	By:	/s/ L. Neil Hunn

Name: L. Neil Hunn
Title: Executive Vice President and Chief Financial Officer